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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549

                                          Form 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): September 22, 2004

                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

   (as depositor under an Indenture, dated as of September 30, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2004-1)

                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

             (Exact name of registrant as specified in its charter)

               Delaware                    333-115122       33-0183252
(State or Other Jurisdiction               (Commission      (I.R.S. Employer
of Incorporation)                          File Number)     Identification
                                                            Number)
383 Madison Avenue                                          10179
New York, New York                                          (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (212) 272-2000
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Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)   Exhibits:

            25.1  Statement of Eligibility of Deutsche Bank National Trust Company
            on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

                                         SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2004

                                          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                          By: /s/ Baron Silverstein
                                          Name: Baron Silverstein
                                          Title: Vice President

                                     Index to Exhibits

Exhibit
Number      Description

25.1        Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1
            under the Trust Indenture Act of 1939 of a corporation designated to act as
            Trustee.